Exhibit 99.2

 Acquisition of Student Checking Customers, New Customer Acquisition Model and Refund Management Disbursement Business  Investor PresentationDecember 15, 2015NYSE: CUBI  Member FDIC  A division of Customers Bank

 Forward-Looking Statements  This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals that involve risks and uncertainties. These forward-looking statements are only predictions and estimates regarding future events and circumstances and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include:changes in the external competitive market factors that might impact our results of operations;changes in laws and regulations, including without limitation changes in capital requirements under the federal prompt corrective action regulations;changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;our ability to identify potential candidates for, and consummate, acquisition or investment transactions;the timing of acquisition or investment transactions;constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities;the failure of the Bank to complete any or all of the transactions described herein on the terms currently contemplated;local, regional and national economic conditions and events and the impact they may have on us and our customers;ability to attract deposits and other sources of liquidity;changes in the financial performance and/or condition of our borrowers;changes in the level of non-performing and classified assets and charge-offs;changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements;inflation, interest rate, securities market and monetary fluctuations;the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;changes in consumer spending, borrowing and saving habits;technological changes; the ability to increase market share and control expenses;

 Forward-Looking Statements  continued volatility in the credit and equity markets and its effect on the general economy;the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;material differences in the actual financial results of merger and acquisition activities compared with expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame; revenues following any merger being lower than expected;deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees being greater than expected.These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Accordingly, there can be no assurance that actual results will meet expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law.This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between Customers Bancorp, Inc. (the "Company") and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Company. This presentation also includes certain estimated guidance regarding our earnings per share. The guidance consists solely of estimates prepared by management based on currently available information and assumptions of future performance of the company and the general economy.  Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to the guidance and, accordingly, does not express an opinion or any other form of assurance with respect to this data.  Our actual results may differ from the guidance, and any such differences could be material.  Accordingly, undue reliance should not be placed on this information. The factors discussed above should be considered and evaluated with respect to our guidance.

Executive Summary

Customers Bancorp, Inc.

CUBI Agrees to Acquire Student Checking Customers & Refund Disbursement Business ("Disbursements") from Higher One

- **Strategically compelling acquisition for CUBI and transformational transaction for BANKMOBILE, making it one of the top digital banks in the US**
  - Business to be combined with BANKMOBILE platform marking inflection point in its development
  - Assume servicing of ~2mm new student checking customers holding over $500mm in non-interest bearing deposits
  - Immediately accelerates BANKMOBILE evolution from investment phase to shareholder return phase
- **Powerful customer acquisition model drives maximum lifetime customer value**
  - Proven and sustainable business model; 14 year operating history and over $70bn in payments processed
  - Generates over 500,000 new student checking accounts annually
  - Positions BANKMOBILE as the primary banking relationship as students evolve to young professionals and target retail consumer base changes from Gen X to millennials
- **CUBI uniquely positioned to capitalize on low risk transaction**
  - Customers Bank has a deep understanding of the business given existing Higher One relationship coupled with extensive due diligence
  - Deal structured to address past regulatory and reputational risk of legacy practices
  - Extensive dialogue with relevant regulators to preview transaction and go-forward operating model
- **Financially attractive transaction to CUBI shareholders while creating one of the most technologically advanced businesses in banking today**
  - Accretive to core EPS in first full year following close
  - Limited TBVPS dilution with rapid breakeven despite 100% cash transaction
  - Practically all payments to Higher One are tax deductible
  - Highly attractive IRR

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 Key Terms  Asset Purchase Agreement between CUBI and Higher OneCUBI will assume the OneAccount Student Checking and related Refund Management Disbursement business of Higher One in exchange for a total $42mm including $5 million for transition services, to be paid over 24 monthsPayments Incentive payments beginning in 2017 for three years if existing revenue streams exceed $75mmEscrow account funding: $20mm Anticipate closing by July 1, 2016  Transaction Overview  Assets, Liabilities, People  What is "Included"Higher One's refund disbursement and student checking account business (~2mm existing customers and over 500,000 new customers annually from 800 campuses) All contracts, equipment, intellectual property, applications, accounts, ATMs, and records related to those businesses~225 employeesWhat is NOTRegulatory Settlement / Claims / Taxes / Other Past LiabilitiesAny regulatory and other liabilities between date of announcement and date of closingHigher One's eRefund, and payments businessesAssociated debt  (in $ millions)  AtClose  End of Yr 1  End of Yr 2  Net Assets         Transition Service(1) (paid monthly)          Consulting(2)           Non-Compete(3)           Total  $17  $15  $10  Notes:(1) Higher One's assistance beyond closing date on governance, IT, operations and other activities(2) Consulting regarding the OneAccount structure and operation, marketing, managing client relationships, regulatory compliance, pricing and vendor contracts for a two year period(3) Higher One to not compete with the purchased business for a four year period  Low risk transaction structured to align incentives between CUBI, Higher One and regulators

Higher One Disbursement Business

Customers Bancorp, Inc.

Proven and sustainable business model recalibrated for new regulatory environment

Refund & Disbursements

- Helps higher education institutions and students by streamlining the process of financial aid payments
- Provides technological solution to the paper-intensive disbursement process
- Provides robust problem handling (lost checks, stop payments, exceptions lost cards, call center support)
- Offers students choice of:
  - (a) use their existing bank account
  - (b) new bank account (BANKMOBILE student checking)
  - (c) paper check, if needed

Business — Recalibrated

- Business generates revenue sources:
  1. Interchange income for debit card usage
  2. Transaction based fees - account services, etc.
  3. Recurring subscriptions from higher education institutions for refund management
  4. Spread income from deposit balances
- Revenues **recalibrated** going forward after July 1, 2016 given new Department of Education rules, existing banking regulatory framework and BANKMOBILE no-fee to low-fee strategies for students
- Business is now within a regulated bank
- Compliance heavy framework: ED, FDIC, FRB, etc.

Size and Scope

- Largest refund disbursements provider in the education sector – ~26% market share of colleges & universities in the U.S.
- ~2mm student Deposit Accounts with Higher One's two partner banks (CUBI is one)
- Over 500,000 student accounts opened annually
- More than 800 universities and colleges
- Over $70bn processed so far through Higher One unit
- ~$500mm of core, low-cost deposits (avg over school year)
- ~225 skilled employees (sales, tech, support, banking operations and compliance)
- No systems conversion necessary
- OneAccount rebranded as student BANKMOBILE

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Situation Background

Customers Bancorp, Inc.

Unique opportunity facilitated by historical relationship, regulatory developments and strategic fit with CUBI / BANKMOBILE

Higher One

- Operating Challenges Disclosed:
  - New Dept. of Education Rules[1]
  - Possible Federal Reserve and FDIC actions expected against Higher One[2]
  - Potential Restitution payments for 2014 and prior period asserted violations[2]
- Deep understanding of issues surrounding Higher One
- CUBI in a deposit relationship with Higher One since August 2013 (OneAccounts)
- CUBI has assisted Higher One in improving its compliance risk management practices since beginning its involvement in August 2013

Disbursements

Performance during recent turmoil:

- Maintained 26% market share
- Highly sophisticated product offering
- Superb Higher Ed. Institutional retention (~94%)
- Product & Services truly needed by institutions and students
- Maintained attractive revenue profile and margins

Regulatory Overlay

- Disbursement of financial aid and other refunds to students is a highly regulated, resource-consuming and recurrent obligation of higher education institutions

Dept. of Education	• Federal Cash Management • 3rd Party Provider Registration • FERPA • New regulations effective July 1, 2016
Banking	• FDIC Insurance • All regulatory compliance • Regulation E, DD, UDAAP, etc.
Security & Privacy	• Gramm Leach Bliley Act • FTC Rule on Safeguarding Personal Info
CFPB / FRB / FDIC	• UDAAP • International Money Transfer • Disclosures

Clarity now exists on New Rules and Regulations that impact the Disbursements business

Our Approach

- CUBI is a less than $10bn in assets, regulated bank with strong compliance and risk management capabilities
- CUBI and BANKMOBILE platform have absorption capacity
  - Retain and utilize acquired staff
  - Integrate "hard and soft" assets
  - Handle regulatory and banking requirements and compliance
  - Achieve cost savings
  - Materially streamline fees to achieve harmony given new fee requirements of:
    - ED Title IV rules [1]
    - FRB & FDIC
    - CFPB
  - Maintain high quality of service
  - Overlay additional BANKMOBILE offerings – make this a growth business
  - Assure Higher Ed Institutions of business continuity and systemic compliance

Source:
(1) Department of Education - Title IV Cash Management
(2) Higher One Holdings, Inc. Form 10Q for September 2015

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BANKMOBILE Timeline:

Path to Inflection Point to Create A FinTech Company with a Bank Charter

Customers Bancorp, Inc.

Confluence of Our Digital Strategy and Unique Opportunity



Announce R&D focus on BANKMOBILE platform
Analyst day discussing BANKMOBILE as a vertical within Consumer and Community banking
Began development of BANKMOBILE platform
BANKMOBILE platform launches
BANKMOBILE portal launches digital platform
Announce acquisition of Higher One's Refund Management Disbursement Business ~2M accounts
BANKMOBILE reaches 2,000,000 customers
2013
2014
2015
2016
$250M Deposit Partnership CUBI-Higher One
Higher One and CUBI ongoing business partnership and strategic discussions
Ongoing Regulatory Dialogues (FDIC, Fed Reserve, DoE)
Strategic discussions & Due Diligence for potential transaction
Higher One-CUBI operate under terms of the Asset Purchase Agreement

Our Competitive Advantage

- Past relationship with Higher One as a bank partner for deposits
- Knowledge – Strong compliance and risk management culture with years of experience with Higher One and regulators
- BANKMOBILE R&D
- Branchless banking mindset
- CUBI is under $10bn in assets (no Durbin friction)
- CUBI is a Bank... Not too big, not too small, strong in Risk Management and Compliance
- Innovative culture — Ability to execute

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Financial Impact

Customers Bancorp, Inc.

Financially attractive to CUBI shareholders with conservative operating assumptions

Key Assumptions / Observations

- Balance Sheet & Capital "Lite" Business
- No need for Common issuance to assume business
- Any minimal capital charge will be offset with retained earnings, slow down in balance sheet growth or a small preferred offering
- All payments in cash….and over time
- As an asset purchase transaction, an estimated 90% of payments will be tax deductible
- ~$500mm of non-interest bearing deposits (~250mm of incremental deposits)
- Operating Assumptions:
  - Materially lower revenue than historical for Disbursement Business due to new rules and BANKMOBILE strategy
  - Conservative assumptions on adoption and fee schedules (low to no NSF fees)
  - Base revenue of ~$65-$75mm, down from ~$124mm at Higher One[(1)]
  - Approximately $10m of goodwill and intangibles possible[(2)]

Attractive Standalone Transaction Metrics

- Creates the top digital bank in U.S. with several options for CUBI
- Still maintain 2016E guidance of $2.40-$2.50 per share excluding transaction related one-time charges[(3)]
- Estimate mid-single digits accretion to 2017E core EPS[(3)]
- $0.25-$0.35 Tangible Book Value per Share dilution possible with rapid breakeven despite 100% cash transaction[(4)]
- IRR well above cost of capital
- Maintains capital and liquidity metrics
  - No material change to capital ratios
  - $250mm of anticipated additional DDA bolsters liquidity
- Enhances revenue mix via further diversification
  - Fee income ~30% of total revenues
- Anticipate a mid-to-high 50% Efficiency Ratio in spite of non-recurring payments for non-compete, consulting and transition services

Notes:
(1) Annualized Higher One disbursement segment revenue for 9 months ended September 30, 2015
(2) Final purchase accounting impact and goodwill amount will be resolved following completion of accounting analysis completed prior to closing
(3) Core EPS excludes the impact of the Non-Compete, Consulting and Transition Services Agreements related to the transaction
(4) After-tax basis

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Embedded Upside Opportunity

Customers Bancorp, Inc.

Additional option value for CUBI Shareholders created by *pro forma* BANKMOBILE platform

Significant Value for BANKMOBILE with Embedded Upside

- ≈2 million active deposit customers on day one
- Over 500,000 new accounts per year
- Potential for long-term growth rate of 15% - 20%
- Existing students with automatic recurring growth
- Unique opportunity to capture lifetime value of customers and cross-sell value added products and services
- Pro forma BANKMOBILE platform has significant additional growth prospects via partnerships (lending products) and select acquisitions

End Game

- Fee Revenue Expansion can drive P/E Expansion
- Valuation on Payments Processors & FinTech sector for a BANKMOBILE business segment
  ...think multiple of revenues....
- CUBI shareholders participate in BANKMOBILE platform contributions:
  - A division of Customers Bank
  - Retain Intellectual Property (IP), rent for fee
- CUBI to explore various strategic options for BANKMOBILE to maximize shareholder value

10

Traditional Retail Branch Banking vs. Technology Enabled Banking

Customers Bancorp, Inc.

The old retail branch model is being disrupted by new technology

Challenges for Retail Branch Banking

- Traditional retail bank branch model
  - Originates only a handful of net new accounts per month
  - Customer traffic declining rapidly
  - Branches serving as expensive billboards to project brand
  - Role changing dramatically
- Recent industry trends
  - Deemphasize branching (inefficient customer acquisition model)
  - Increasing compliance and legal costs
  - Technological innovation reduces need for physical presence
- Results
  - Reduced branch profitability
  - Stagnation in industry branch growth
  - Shrinking branch footprint

Tech Solutions to Evolve Banking Valued Highly

- Technological capabilities for existing banks
  - BBVA acquires FinTech firm Simple Technology
  - $117M acquisition value
  - Estimated 33,000 customer accounts
  - 5 year old company
- Technology driven growth in new consumer segments
  - Lending Club — $1B IPO in 2014
  - OnDeck Capital — $230M IPO in 2014
  - Live Oak Bancshares — $94M IPO in 2015
- Existing banks with technology focus
  - SIVB
  - BANKMOBILE



Price / 2016 Consensus EPS
12.8x
18.0x
18.7x
19.6x
25.4x
41.9x
Banks Group
U.S. Bank Market Disruptors
Other Processors
Merchant Acquirers
Payment Networks
Alternative Lenders
Large-Regional Banks
Differentiated, high-growth models
LTG: 10 – 13%
Predictable and stable revenue generation
Multiple range based in part on industry growth prospects
Long Term Growth: 10 – 25%
Market disruptors
Explosive growth
LTG: 35%+

Source: SNL and FactSet as of12/11/15, Bank Innovation - 10 Most Innovative CEOs in Banking 2015

Note: U.S. Bank Market Disruptors include FRC, LOB and SBNY; Merchant Acquirers include EVTC, GPN, HPY, TSS and VNTV; Other Processors include FLT and WEX; Payment Networks include MA, PYPL and V; Alternative Lenders include LC and ONDK

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Inflection Point in Multi-Year Strategy

Customers Bancorp, Inc.

Immediate shift from Investment Phase to Shareholder Return Phase

Strategy Launched in 2013-2014

- Consistent with core strategy articulated by CUBI
- Invested capital, R&D and HR in BANKMOBILE
- High Touch combined with High Tech
- Innovative platform with proprietary in-house technology
- Create a highly efficient customer acquisition platform
- Higher One is an opportunistic transaction that delivers on our digital banking strategy

BANKMOBILE ....today

- **Executing Ahead of Plan**
  - 100,000+ BANKMOBILE accounts to date
  - 200,000 accounts expected by mid-year 2016
  - Exceeded 1 year goal of 25,000 accounts
- **Full-Service High-Touch/High-Tech Mobile Banking**
  - New no-fee banking accounts
  - 25bps higher-interest savings
  - 55,000 ATMs nationwide
  - High-touch personal banker and financial literacy based service
  - Sleek mobile interface

FinTech Bank with Disruptive Growth Potential

- Combined branded as: BANKMOBILE
- Profitable, Scalable FinTech Company
- Online bank with over 2 million customers combined
- ~$65M-$75M annual non-interest income, predominately interchange
- Revenue generated principally from debit card interchange and margin from low cost core deposits
- Built in over 500,000 account annual growth driver
- Attractive customer demographic
- Optionality to improve performance (extracting full cost efficiencies identified)
- Ramp-up account retention after graduation
- Increased product offerings to expanded client base
- Network effects from growing user base
- Durbin Amendment a unique opportunity for BANKMOBILE

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Customers Bancorp, Inc.

BANKMOBILE – Higher One Disbursement Combination

Higher One Disbursement in combination with BANKMOBILE positions BANKMOBILE as the primary banking relationship to maximize lifetime customer value

Immediate Operating Model

- Solicit enrolled students – provide consistent services
- Revenues
  - Disbursement Revenues (modified interchange fees)
  - Monthly Fees (revised for new programs, ED/CFPB)
  - University Fees (revised)
  - Net Interest Income (deploy deposits)
- Expenses (Cost of Sales & Fixed Overhead)
  - People & Fixed Overhead (optimize, reduce)
  - Data Processing, Network, Telcom (rework contracts)
  - Extract cost savings (between BANKMOBILE/Higher One)

Comprehensive Model

In-college penetration

- Significant upside beyond base case for student adoption
  - Within the student population receiving disbursements
  - Broadly across all enrolled student population (marketed)

+

Post-graduate retention

- Maintain BANKMOBILE deposit relationship
  - Graduates' primary bank deposit account
  - BANKMOBILE services
- Lending
  - Tailored digital platform based loan products
  - Option to use balance sheet vs. sell to partner

Capturing Full Life Time Value of a Customer[(1)]



Higher One customer value in-college
Compliance – lower adoption, reduced fee
CUBI synergies and bank charter benefits
Immediate operating model value in-college
Adoption lift from marketing superior proposition
Continued customer retention post graduation
Consumer lending, mortgage lending, student loan refinancing, small business lending, etc.
Other products – insurance brokerage, wealth mgmt. etc.
Comprehensive model customer life time value

Note:
(1) Illustrative purpose only

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What is Next for CUBI and BANKMOBILE ?

Customers Bancorp, Inc.

Milestone Events & Activities

- **Analyst Day: February 2016 — New York, NY**
  - Discuss the core strategy of **Customers Bank** as a business bank and opportunities for future gains
  - A deep dive into the BANKMOBILE platform and strategic options for value creation

- **Prior to Acquisition Closing**
  - Refine pricing strategies for certain products
  - Any further regulatory actions related to Higher One resolved
  - ED Title IV Cash Management rules go into effect July 1, 2016
  - Copious testing and compliance
  - Ongoing, open discussions with regulators

- **Anticipate closing by July 1, 2016**

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Summary Conclusions

Customers Bancorp, Inc.

- **Customers Bank remains committed to its core business banking strategy**
  - "High-touch, supported by high-tech" and "Single Point of Contact" value proposition with branch-lite model from Boston to Philadelphia footprint
  - History of robust organic growth, profitability and efficient operations supported by diversified client base
  - Emphasis on strong risk management and compliance culture

- **The acquisition is a crystallization of CUBI's BANKMOBILE consumer banking strategy**
  - Unique opportunity facilitated by focus on branch lite or branchless banking model, strong risk culture, historical relationship with Higher One, regulatory communications and strategic fit
  - Accelerates evolution of BANKMOBILE from investment phase to shareholder return phase
  - Powerful, proven customer acquisition model drives maximum lifetime customer value, with BANKMOBILE positioned as the primary banking relationship

- **CUBI uniquely positioned to capitalize on low risk, financially attractive deal**
  - Transaction structured to align incentives between CUBI and Higher One
  - Financially attractive to CUBI shareholders with conservative operating assumptions
  - Additional upside for shareholders created by pro forma BANKMOBILE platform

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 Appendix

Higher One Current Disbursement Business Model

Customers Bancorp, Inc.


Govt. or Pvt. Loans/Grants
Loan/Grant Amount
Colleges/Universities
Subscription Fee revenues
Refunds / Residuals net of Tuition and Charges
Higher One Disbursement Services
Deposit Fee Revenues
Partner Bank
Customers Bank
Services Fulfilled by Higher One
Brand
Technology
Customer service
Processing
Administration
Services Fulfilled by Partner Bank
Maintain deposit
Supply cash to ATMs
Process withdrawals, wires
Issue cards
Refund / Residual Payment
Student
Check (Deposited With 3rd Party Bank)
ACH to 3rd Party Bank
OneAccount
Products
Benefits
Account Revenues
Debit MasterCard
ATM Access
Own ATM network
3rd Party ATMs
POS Transactions
Fees from non-network cards
ATM Access fee / Intl. ATM fee
Interchange
Ancillary Fees*
Monthly service fee
NSF
Wires
Stop payment
Card replacement
Return deposit
Personal check
Mobile App / Online Access
Balance update
Text alerts
Scan deposits
Reload campus cards
Request/Send money
Cash back
Rewards
* BANKMOBILE will eliminate or minimize many of the ancillary fees

Note:
Green boxes and green dotted arrows represent revenue streams - revenues from OneAccount accounts, from universities, and deposit fee revenues from partner banks

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Potentially Addressable Student Universe

Customers Bancorp, Inc.

How many Students? What is the scope of opportunity?

Student Enrollment



Enrolled Post-secondary Students (in 000)
25,000
20,000
15,000
10,000
5,000
-
Receiving Aid (Non Higher One client)
Higher One Accounts
Non-Aided
enroll
graduate/attrite
During interim 5yrs
2000
2005
2010
2015
Graduate / Attrite
Enroll
2020 *

Commentary

- Net enrollment in post-secondary education continues to grow (net 2%-4% /yr)
- Velocity of enrollment & attrition means that approximately 20-25 million new students over next 4-5 years
- Between 70% and 85% of students receive some sort of financial aid (4yr higher than 2 yr students)
- Higher One has roughly 5 million students
- OneAccount has ~**2 million** students

KEY OPPORTUNITY

- Retaining % of graduating students
- Attracting greater student participation by demonstrated performance and value

Source: National Center for Education Statistics, US Dept. of Education (2015), Higher One company reports. * Forward projections based on 10-year student enrollment growth rates.

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Customers Bancorp, Inc.

Contacts

Company:

Robert Wahlman, CFO
Tel: 610-743-8074
rwahlman@customersbank.com
www.customersbank.com

Jay Sidhu
Chairman & CEO
Tel: 610-301-6476
jsidhu@customersbank.com
www.customersbank.com

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